UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 29, 2023

Date of Report (Date of earliest event reported)

Insight Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street New York, NY	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 374-2922

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	INAQ.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	INAQ	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	INAQ.WS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 3, 2023, Insight Acquisition Corp., a Delaware corporation (“SPAC”), Avila Amalco Sub Inc., an Alberta corporation (“Amalco Sub”) and Avila Energy Corporation, an Alberta corporation (“Avila”), entered into a business combination agreement and plan of merger (the “BCA”) pursuant to which SPAC will acquire Avila for consideration of shares in SPAC following its redomicile into the Province of Alberta (as further explained below). The terms of the BCA, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the mergers and the other transactions contemplated thereby, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the BCA.

The BCA

Structure of the Transaction

The acquisition is structured as a redomicle followed by a reverse triangular merger transaction, resulting in the following:

(a)

prior to the closing of the business combination, SPAC will continue (the “SPAC Continuance”) from the State of Delaware under the Delaware General Corporation Law (“DGCL”) to the Province of Alberta under the Business Corporations Act (Alberta) (“ABCA”) and change its name to Avila Energy Inc. (“AB PubCo”).

(b)

at least one Business Day following the SPAC Continuance, and in accordance with the applicable provisions of the the Plan of Arrangement and the ABCA, Amalco Sub and the Company will merge to form one corporate entity with the same effect as if they had amalgamated under Section 181 of the ABCA (the “Amalgamation”), and as a result of the Amalgamation, (i) each Company Share issued and outstanding immediately prior to the Amalgamation Effective Time will be automatically exchanged for the right to receive a number of AB PubCo Common Shares equal to the Conversion Ratio, and (ii) each Company Option and Company Warrant issued and outstanding immediately prior to the Amalgamation Effective Time will be assumed by AB PubCo and shall be converted into a Converted Option and Converted Warrant, respectively, and (iii) each Company Debenture issued and outstanding immediately prior to the Amalgamation Effective Time (for the avoidance of doubt, excluding the Forced Conversion Company Debentures) will be amended to be convertible for common shares of the Avila Surviving Company, which common shares of the Avila Surviving Company, upon issuance following exercise of the applicable Company Debenture, will be immediately and automatically exchanged for an equivalent number of AB PubCo Common Shares (the SPAC Continuance and the Amalgamation, together with the other transactions related thereto, the “Proposed Transactions”).

(c)

Contemporaneously with the execution of the BCA, several investors entered into a forward share purchase agreement pursuant to which such investors may purchase SPAC Class A Shares from other SPAC Shareholders who have elected to redeem such shares in connection with the Proposed Transactions. Purchases by such investors will be made through brokers in the open market after the redemption deadline in connection with the Proposed Transactions at a price no higher than the redemption price to be paid by SPAC in connection with the Proposed Transactions.

(d)

In addition, contemporaneously with the execution of the BCA, (i) Mr. Leonard Van Betuw, the principal shareholder of Avila, certain Avila directors, officers, employees and consultants (the “Company Earn-Out Participants”) entitled to receive a portion of the Earn-Out Shares (as defined below) entered into a Company Support & Lock-Up Agreement (the “Company Support Agreement”), pursuant to which Mr. Van Betuw agreed, among other things, to approve the BCA and the Proposed Transactions and such Company Earn-Out Participants agreed to certain transfer restrictions regarding any Earn-Out Shares they may receive, and (ii) certain holders of SPAC’s common stock, par value $0.0001 per share (“SPAC Common Stock”) entered into an amended and restated Sponsor Support Agreement (the “Founder Support Agreement”), pursuant to which, among other things, such holders of SPAC Common Stock agreed to approve the BCA and the Proposed Transactions and pursuant to which the lock-up provisions originally agreed to at the time of the SPAC’s IPO were modified, as more fully described below.

Pursuant to such amended and restated Founder Support Agreement, such SPAC parties have agreed not to transfer AB PubCo common shares, par value $0.0001 per share (“AB PubCo Common Shares”) received pursuant to the SPAC Continuance or as Earn-Out Shares (each as defined below) except as follows:

•	From and after the Closing Date, 50% of such SPAC party’s AB PubCo Common Shares received in the SPAC Continuance shall not be subject to any lock-up restrictions and shall be freely tradable.

•

From and after the earlier of (i) the one year anniversary of the Closing Date, and (ii) the date on which the closing price of the AB PubCo Common Shares equals or exceeds $12.00 per share for any twenty (20) Trading Days within any thirty (30)-consecutive Trading Day period beginning at least 150 days following the Closing Date, each such SPAC Party may sell the remaining 50% of such party’s AB PubCo Common Shares received in the SPAC Continuance.

•	From and after the issuance of Earn-Out Shares, if any, 50% of such SPAC party’s Earn-Out Shares shall not be subject to any lock-up restrictions and shall be freely tradable.

•	From and after the six month anniversary of the issuance of Earn-Out Shares, each such SPAC party may sell the remaining 50% of such party’s Earn-Out Shares.

Pursuant to each Company Support Agreement, such Avila parties have agreed not to transfer AB PubCo Common Shares received as Share Consideration or Earn-Out Shares (each as defined below) except as follows:

•	From and after the Closing Date, 50% of such Avila party’s AB PubCo Common Shares received as Share Consideration shall not be subject to any lock-up restrictions and shall be freely tradable.

•

From and after the earlier of (i) the one year anniversary of the Closing Date, and (ii) the date on which the closing price of the AB PubCo Common Shares equals or exceeds $12.00 per share for any twenty (20) Trading Days within any thirty (30)-consecutive Trading Day period beginning at least 150 days following the Closing Date, each such Avila Party may sell the remaining 50% of such party’s AB PubCo Common Shares received as Share Consideration.

•	From and after the issuance of Earn-Out Shares, if any, 50% of such Avila’s party’s Earn-Out Shares shall not be subject to any lock-up restrictions and shall be freely tradable.

•	From and after the six month anniversary of the issuance of Earn-Out Shares, each such Avila party may sell the remaining 50% of such party’s Earn-Out Shares.

In the event of certain changes of control of AB PubCo after the Closing Date pursuant to which all of its securityholders shall be entitled to exchange such securities for cash, securities or other property, all of such foregoing lock-up provisions shall terminate automatically.

Consideration

(a)    Closing Share Consideration

The Share Consideration for Avila Securityholders is 12,528,000 AB PubCo Common Shares issued on the Closing Date (the “Share Consideration”), together with the assumption by AB PubCo of certain options and warrants of Avila outstanding at the Closing Date.

SPAC Common Stock and warrants issued and outstanding immediately prior to the consummation of the Proposed Transactions will become AB PubCo Common Shares or AB PubCo warrants, as the case may be, on a one-for-one basis by operation of law pursuant to the SPAC Continuance.

(b)    Earn-Out Shares

Certain directors, officers, employees and consultants of Avila who are residents of Canada for Canadian tax purposes and certain designees of SPAC may be issued up to 7,000,000 additional AB PubCo Common Shares (“Earnout Shares”). The Earnout Shares will be issued if, for any twenty (20) Trading Days within any thirty (30)-consecutive Trading Day period beginning on the Closing Date and ending on the date that is forty-eight (48) months following the Closing Date, the VWAP of AB PubCo Common Shares equals or exceeds $15.00 per share (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing).

Proxy Statement/Prospectus and Stockholder Meeting

As promptly as practicable after the date of the BCA, (i) SPAC will prepare and file with the Securities and Exchange Commission (the “SEC”) the proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) to be sent to the stockholders of SPAC soliciting proxies from such stockholders to obtain the Required SPAC Shareholder Approval at the meeting of SPAC’s stockholders and (ii) AB PubCo and SPAC will prepare and file with the SEC a registration statement on Form S-4 or such other applicable form, in which the Proxy Statement/Prospectus will be included as a prospectus, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the AB PubCo Common Shares issuable in connection with the Proposed Transactions.

Closing

The Closing will be on a date to be specified by SPAC and Avila, but in no event later than two Business Days following the satisfaction or waiver of all of the closing conditions. It is expected that the Closing will occur on or before September 7, 2023.

Representations, Warranties and Covenants

The BCA contains customary representations, warranties and covenants of (a) Avila and (b) SPAC and Amalco Sub relating to, among other things, their ability and authority to enter into the BCA and their capitalization and operations.

Conditions to Closing

General Conditions

The obligation of the parties to consummate the Proposed Transactions is conditioned on, among other things, the satisfaction or waiver (where permissible) by SPAC and Avila of the following conditions, (a) the stockholders of SPAC have approved and adopted the Required SPAC Shareholder Approval; (b) absence an adverse Law or Order of a Governmental Authority; (c) the waiting period for the HSR Filing has expired or been terminated; (d) the AB PubCo Common Shares, shall have been approved for listing on The New York Stock Exchange or The NASDAQ Stock Market; and (e) shareholders of Avila shall have approved the Plan of Arrangement in accordance with the ABCA.

SPAC and Amalco Sub Conditions to Closing

The obligations of SPAC, and Amalco Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver by SPAC (where permissible) of the following additional conditions:

•

The (i) Company Specified Representations are true and correct in all material respects at and as of the Closing Date as though such Company Specified Representations were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date), and (ii) representations and warranties set forth in Article V (other than the Company Specified Representations), without giving effect to materiality, Material Adverse Effect or similar qualifications, are true and correct in all respects at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date), except to the extent the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (the “Avila Representation Condition”).

•

Avila shall have performed or complied in all material respects with all agreements and covenants required by the BCA to be performed or complied with by it on or prior to the consummation of the Amalgamation (the “Avila Covenant Condition”).

•	There has been no event that is continuing that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (the “Avila MAE Condition”).

•	The Guatemala Oil and Gas Joint Venture Agreement shall have been entered into in form and substance reasonably acceptable to SPAC.

•

Avila shall have delivered to SPAC a certificate, dated the Closing Date, signed by an executive officer of Avila, certifying as to the satisfaction of the Avila Representation Condition, the Avila Covenant Condition and the Avila MAE Condition (as it relates to Avila).

•

Avila shall have delivered a certificate, signed by the secretary of Avila, certifying that true, complete and correct copies of the Organizational Documents of Avila, as in effect on the Closing Date, and the resolutions of Avila’s board of directors authorizing and approving the Proposed Transactions are attached to such certificate.

•	Avila shall have delivered, or cause to be delivered, to SPAC and AB PubCo counterpart signatures of any outstanding Company Support Agreements.

Avila Conditions to Closing

The obligations of Avila to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

•

The (i) SPAC Specified Representations are true and correct in all material respects at and as of the Closing Date as though such SPAC Specified Representations were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date), and (ii) representations and warranties set forth in Articles III and IV (other than the SPAC Specified Representations), without giving effect to materiality, Material Adverse Effect or similar qualifications, are true and correct in all respects at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date), except to the extent the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect (the “SPAC Representation Condition”).

•

Each of SPAC and Amalco Sub, respectively, shall have performed or complied in all material respects with all agreements and covenants required by the BCA to be performed or complied with by it on or prior to the consummation of the SPAC Continuance (the “SPAC Covenant Condition”).

•	There has been no event that is continuing that would individually, or in the aggregate, reasonably be expected to have an SPAC Material Adverse Effect (the “SPAC MAE Condition”).

•

SPAC shall have delivered to Avila a certificate, dated the Closing Date, signed by an authorized officer of SPAC, certifying as to the satisfaction of the SPAC Representation Condition, the SPAC Covenant Condition and the SPAC MAE Condition.

•

SPAC shall have delivered to Avila, dated the Closing Date, signed by the Secretary of SPAC certifying as to the resolutions of SPAC’s, and Amalco Sub’s respective board of directors unanimously authorizing and approving the Proposed Transactions and respective stockholders or members, as applicable, authorizing and approving the Proposed Transactions.

•	The individuals set forth on a schedule to the BCA shall have entered into indemnification agreements with AB PubCo effective as of the Closing.

•	SPAC and AB PubCo shall have delivered to Avila resignations of certain directors and executive officers of SPAC and Amalco Sub.

Termination

The BCA may be terminated at any time by Avila or SPAC, respectively, as follows:

(a)

By SPAC or Avila, if (i) SPAC and Avila provide mutual written consent; (ii) the Amalgamation does not occur on or before October 31, 2023 subject to a one-time thirty (30)-day extension upon written agreement of the parties (the “Outside Date”) (provided, however, that the right to terminate the BCA under the clause described in this clause will not be available to a party if the inability to satisfy such conditions was due to the failure of such party to perform any of its obligations under the BCA); (iii) if any adverse Law or Order of a Governmental Authority is in effect and has become final and nonappealable; or (iv) if either the Required SPAC Shareholder Approval or the Company Shareholder Approval is not adopted and approved.

(b)

By SPAC or Avila if Avila’s board of directors or any committee thereof has withdrawn or modified, or publicly proposed or resolved to withdraw, the recommendation that the Avila Shareholders vote in favor of the Company Shareholder Approval or Avila enters into a Superior Proposal, in which case Avila must pay SPAC a $5 million termination fee.

(c)

By Avila upon written notice to SPAC, in the event of a breach of any representation, warranty, covenant or agreement on the part of the Acquiror Parties, such that the conditions specified in Sections 8.2(a) or 8.2(b) of the BCA would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by SPAC within 30 Business Days after receipt of written notice thereof, or (ii) is incapable of being cured prior to the Outside Date; provided, that Avila will not have the right to terminate if it is then in breach of any of its representations, warranties, covenants or agreements set forth in the BCA.

(d)

By Avila upon written notice to SPAC if there has been a SPAC Material Adverse Event or Amalco Sub Material Adverse Event which is not cured by SPAC within 30 Business Days days after receipt of written notice thereof.

(e)

By SPAC upon written notice to Avila, in the event of a breach of any representation, warranty, covenant or agreement on the part of Avila, such that the conditions specified in Section 8.3(a) or 8.3(b) of the BCA would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by Avila within 30 Business Days after receipt of written notice thereof, or (ii) is incapable of being cured prior to the Outside Date; provided, that SPAC will not have the right to terminate the BCA if it is then in breach of any of its representations, warranties, covenants or agreements set forth in the BCA or if Avila has filed (and is then pursuing) an action seeking specific performance, in which case Avila must pay SPAC a $5 million termination fee.

(g)

By SPAC upon written notice to Avila if there has been a Company Material Adverse Event which is not cured by Avila within 30 Business Days after receipt of written notice thereof, in which case Avila must pay SPAC a $5 million termination fee.

A copy of the BCA is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the BCA is qualified in its entirety by reference to the full text of the BCA filed with this Current Report on Form 8-K. The BCA is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SPAC, Avila or the other parties thereto. In particular, the assertions embodied in representations and warranties by Avila, AB PubCo, SPAC, and Amalco Sub contained in the BCA are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the BCA. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the BCA. Moreover, certain representations and warranties in the BCA were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the BCA as characterizations of the actual state of facts about Avila, AB PubCo, SPAC and Amalco Sub.

Amended and Restated Sponsor Support Agreement

Contemporaneously with the execution of the BCA, certain holders of the SPAC Common Stock entered into the amended and restated Sponsor Support Agreement, pursuant to which such holders agreed to approve the BCA and the Proposed Transactions and to continue to observe modified restrictions on transfer of SPAC securities beneficially owned by them as described above.

The foregoing description of the Amended and Restated Sponsor Support Agreement is qualified in its entirety by reference to the full text of Amended and Restated Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Support & Lock-Up Agreement

Contemporaneously with the execution of the BCA, Mr. Leonard Van Betuw entered into a Company Support & Lock-Up Agreement, pursuant to which he agreed to approve the BCA and the Proposed Transactions and to observe certain restrictions on transfer of Avila securities beneficially owned by him as described above.

The foregoing description of the Company Support & Lock-Up Agreement is qualified in its entirety by reference to the full text of Company Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Contemporaneously with the execution of the BCA, certain holders of the SPAC Common Stock entered into the Amended and Restated Registration Rights Agreement, pursuant to such parties agreed to modify existing registration rights regarding SPAC securities beneficially owned by them.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Underwriting Agreement Amendment

In connection with the Proposed Transactions, on April 3, 2023, SPAC entered into a fee reduction agreement (the “Underwriting Agreement Amendment”) relating to the underwriting agreement, dated September 1, 2021, by and between SPAC and the representative of the several underwriters listed on Schedule A thereto (the “IPO Underwriters”) pursuant to which the representative agreed to irrevocably forfeit $5.4 million of the deferred underwriting discount of $8.4 million that it was previously entitled to receive at the closing of the Proposed Transactions. Such reduction was applicable only to the representative, individually and not as representative for the other IPO Underwriters. Such remaining $3.0 million of deferred underwriting discount shall be payable in cash to the representative at the closing of the Proposed Transactions.

Forward Share Purchase Agreement

In connection with the Proposed Transactions, on March 29, 2023, SPAC entered into a forward share purchase agreement (the “Forward Share Purchase Agreement”) with Avila, Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP (collectively, “Seller”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). Pursuant to the terms of the Forward Purchase Agreement, Seller intends but is not obligated to purchase SPAC Class A Ordinary Shares from holders (other than SPAC or its affiliates) who have elected to redeem such shares in connection with the Proposed Transactions. Purchases by Seller will be made through brokers in the open market after the redemption deadline in connection with the Proposed Transactions at a price no higher than the redemption price to be paid by SPAC in connection with the Proposed Transactions (the “Initial Price”). The Shares purchased by the Seller, other than the Share Consideration Shares (as defined below) are referred to herein as the “Recycled Shares.” The Seller also may sell 2,376,000 SPAC Class A Ordinary Shares purchased in the SPAC’s initial public offering (“IPO Shares”) in the Forward Purchase Transaction, up to a maximum of 2,500,000 Class A Ordinary Shares (including any Recycled Shares).

The Forward Purchase Agreement provides that not later than one local business day following the Closing (the “Prepayment Date”), SPAC will pay to Seller, or (at Seller’s election) into an escrow account, out of funds held in the Trust Account, a cash amount (the “Prepayment Amount”) equal to the product of the number of aggregate number of IPO Shares and Recycled Shares set forth in a notice to be provided by Seller prior to the closing of the Proposed Transaction and the Initial Price, less an amount equal to 5% of the product of such number of shares and the Initial Price (the “Shortfall Amount”). In addition to the Prepayment Amount, SPAC shall pay directly from the Trust Account on the Prepayment Date, an amount equal to the product of 200,000 SPAC Class A Ordinary Shares and the Initial Price to purchase additional shares of SPAC Class A Common Stock (or AB PubCo Common Shares, as applicable) (the “Share Consideration Shares”), subject to the right of SPAC to pay Seller an amount in cash equal to 0.5% of the Prepayment Amount (subject to a floor of $200,000), in which case no such payment shall be made to purchase Share Consideration Shares. SPAC and Avila have agreed not to issue any SPAC Class A Common Stock (or AB PubCo Common Shares, as applicable) during the 60 days following the Closing Date in order to permit Seller to sell shares (“Shortfall Shares”) to recover the Shortfall Amount and to issue additional shares of SPAC Class A Common Stock (or AB PubCo Common Shares, as applicable) in the event such sales do not permit recovery of the full Shortfall Amount and to provide certain registration rights to Seller in connection therewith.

Seller has agreed to waive any redemption rights in connection with the Proposed Transactions with respect to the Recycled Shares but not in respect of any IPO Shares. Such waiver may reduce the number of SPAC Class A Ordinary Shares redeemed in connection with the Proposed Transactions, which reduction could alter the perception of the potential strength of the Proposed Transactions.

At the Maturity Date, an amount equal to the Initial Price for each IPO Share or Recycled Share that is still held by the Seller (the “Matured Shares”) shall be transferred to the Seller from the escrow account, and the Seller shall transfer the Matured Shares to SPAC. Additionally, at the Maturity Date, SPAC shall pay to the Seller an amount equal to $1.00 (or $2.00 in the event of payment in shares of SPAC Common Stock (or AB PubCo Common Shares, as applicable) or $2.50 in the event of a Registration Failure (as defined therein)) for each Matured Share, which may be paid in cash or in shares of SPAC Common Stock (or AB PubCo Common Shares, as applicable) at the 30-day volume weighted average price of the SPAC Common Stock (or AB PubCo Common Shares, as applicable).

A break-up fee equal to (i) up to $50,000 of Seller’s reasonable and documented fees and expenses relating to the Forward Purchase Agreement plus (ii) $500,000 (the “Break-up Fee”), shall be payable by SPAC and Avila to Seller in the event that, prior to the Maturity Date, (x) the Forward Purchase Agreement is terminated by either SPAC or Avila (other than as a result of the termination of the BCA prior to the closing of the Business Combination) or (y) the SPAC Class A Common Stock ceases to be listed on a national securities exchange or a Form 25 is filed with the U.S. Securities and Exchange Commission.

From time to time following the Closing and prior to the earliest to occur of (a) the third anniversary of the Closing and (b) the date specified by Seller in a written notice to be delivered to SPAC at Seller’s discretion after the occurrence of a Seller Price Trigger Event (the SPAC Common Stock (or AB PubCo Common Shares, as applicable), having traded for less than $7.50 for 10 trading days during a consecutive 30 trading day period) or a Delisting Event (as defined in Section 12.6(a)(iii) of the ISDA Equity Definitions, and as modified pursuant to the Forward Purchase Agreement) (in each case, the “Maturity Date”), Seller may, in its sole discretion, sell some or all of the IPO Shares or Recycled Shares. On the last trading day of each calendar month following the Proposed Transactions, in the event that Seller has sold any IPO Shares or Recycled Shares (other than sales to recover the Shortfall Amount), an amount will be paid to SPAC from the escrow account equal to the product of the number of IPO Shares or Recycled Shares sold multiplied by the Reset Price and to the Seller from the escrow account equal to the excess of the Initial Price over the Reset Price for each sold IPO Share or Recycled Share. The “Reset Price” shall be set on the first scheduled trading day of each month, commencing with the first calendar month following the Closing, to be the lowest of the (a) the then-current Reset Price, (b) the Initial Price and (c) the volume weighted average price of the SPAC Common Stock (or AB PubCo Common Shares, as applicable) during the last 10 trading days during the prior calendar month, but not lower than $9.50; provided that to the extent that SPAC offers and sells any SPAC Common Stock (or AB PubCo Common Shares, as applicable) or securities convertible into such shares at a price lower than the existing Reset Price, the Reset Price shall be modified to equal such reduced price.

The foregoing description of the Forward Share Purchase Agreement is qualified in its entirety by reference to the full text of the Forward Share Purchase Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 3, 2023, SPAC and Avila issued a joint press release announcing the execution of the BCA. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Additional Information

In connection with the Proposed Transaction, SPAC intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement for the stockholders of SPAC that also constitutes a prospectus of AB PubCo. SPAC urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about SPAC, AB PubCo, Avila and the Proposed Transactions. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of SPAC as of a record date to be established for voting on the Proposed Transactions. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to: •    Ronnie Shporer, Investor Relations, North America (ron.s@avilaenergy.com). The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SPAC, AB PubCo, Avila and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions under the rules of the SEC. Information about the directors and executive officers of SPAC is set forth in SPAC’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the Proposed Transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC, AB PubCo or Avila, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the Proposed Transactions, the anticipated benefits of the Proposed Transactions, and the financial condition, results of operations, earnings outlook and prospects of SPAC and/or Avila and may include statements for the period following the consummation of the Proposed Transactions. In addition, any statements that refer to projections (including EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of SPAC and Avila as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to those discussed and identified in public filings made with the SEC by SPAC and the following:

•

expectations regarding Avila’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Avila’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA;

•	the outcome of any legal proceedings that may be instituted against SPAC or Avila following announcement of the BCA and the transactions contemplated therein;

•	the inability to complete the Proposed Transactions due to, among other things, the failure to obtain SPAC stockholder approval;

•	the risk that the announcement and consummation of the Proposed Transactions disrupts Avila’s current plans;

•	the ability to recognize the anticipated benefits of the Proposed Transactions;

•	unexpected costs related to the Proposed Transactions;

•	the amount of any redemptions by existing holders of SPAC common stock being greater than expected;

•	limited liquidity and trading of SPAC’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that SPAC and/or Avila may be adversely affected by other economic, business, and/or competitive factors;

•	the risks that the consummation of the Proposed Transactions is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of SPAC and Avila prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Proposed Transactions or other matters addressed in this Current Report on Form 8-K and attributable to SPAC, Avila or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, SPAC and Avila undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of April 3, 2023, by and among Insight Acquisition Corp., Avila Amalco Sub Inc. and Avila Energy Corporation*

10.1	Amended and Restated Sponsor Support Agreement, dated as of April 3, 2023, by and among Insight Acquisition Corp., Avila Energy Corporation and founding stockholders of Insight Acquisition Corp.

10.2	Form of Company Support & Lock-Up Agreement, dated as of April 3, 2023, by and among Avila Energy Corporation, Insight Acquisition Corp. and certain stockholders of Avila Energy Corporation*

10.3	Amended and Restated Registration Rights Agreement, dated as of April 3, 2023, by and among Insight Acquisition Corp., Avila Energy Corporation and IPO underwriters of Insight Acquisition Corp.

10.4	Forward Share Purchase Agreement dated as of March 29 2023, by and among Insight Acquisition Corp., Avila Energy Corporation, Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP

99.1	Press Release, dated April 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to these exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. SPAC agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2023

INSIGHT ACQUISITION CORP.

By:	/s/ Michael Singer
Name:	Michael Singer
Title:	Executive Chairman